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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 13, 2009


                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                   001-33411                  11-3686984
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 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

             10 West Forest Avenue
             Englewood, New Jersey                               07631
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    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code: (201) 569-1188


                                 Not Applicable
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory note:

         This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K, filed by the registrant on April 15, 2009 to correctly classify the disclosed information as Item 5.02 disclosure.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) Effective April 13, 2009, David Shapiro resigned as our Vice President of Sales and assumed a new role with us as a Regional Vice President.

         Effective April 13, 2009, Robert Mathias, 55, was appointed as our Vice President Sales and Marketing. Mr. Mathias was most recently VP Marketing and Business Development for Alimentary Health, Cork, Ireland. From 2004 to 2006, Mr. Mathias was Director of Marketing for Novartis Medical Nutrition, and prior to such time, Mr. Mathias spent 18 years with Mead Johnson Nutritionals, ultimately as Director - Adult Nutrition, the capacity in which he was serving when Mead Johnson was acquired by Novartis in 2004. Prior to Mead Johnson, Mr. Mathias was a marketing manager for Kraft Foods, Canada. Mr. Mathias is a graduate of Concordia University, Montreal, Canada where he received his Bachelor of Commerce degree in Business Administration. Mr. Mathias also participated in the Kraft General Management MBA program at McGill University.


Item 9.01  Financial Statements and Exhibits.

         (d)      Exhibits:

                  99.1     Press release dated April 14, 2009.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MEDICAL NUTRITION USA, INC.

Date: April 17, 2009                   By: /s/ Frank A. Newman
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                                           Chairman, CEO


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